Investments held at fair value	12 Months Ended
Dec. 31, 2022
Disclosure Of Investments Held At Fair Value [Abstract]
Investments held at fair value
18 Investments held at fair value

			2022			2021
	Fair value through P&L £m	Fair value through OCI £m	Total £m	Fair value through P&L £m	Fair value through OCI £m	Total £m
1 January	469	37	506	255	9	264
Difference on exchange	18	1	19	3	1	4
Additions	209	19	228	327	18	345
Disposals	(93)	(3)	(96)	(98)	—	(98)
Provisions	17	—	17	(24)	—	(24)
Other fair value movements	20	6	26	6	9	15
31 December	640	60	700	469	37	506
Current	579	—	579	456	—	456
Non-current	61	60	121	13	37	50
	640	60	700	469	37	506
The Group’s investments principally consist of non-derivative financial assets that cannot be classified as loans and other receivables or cash and cash equivalents, as well as investments made by the Group’s corporate venture capital unit, Btomorrow Ventures, and other Group companies.
Investments held at fair value through profit and loss principally consist of government securities, indexed deposits, treasury bills or other treasury products with maturities of more than three months which, if held for less than 12 months, form part of the Group’s definition of net debt. Investments held at fair value through profit and loss also includes the Group’s investment in Charlotte’s Web (see note 14). Investments held at fair value through other comprehensive income (OCI) include equity investments in various start-up businesses which are held for their strategic value.
Investments held at fair value through profit and loss above include restricted amounts of £396 million (2021: £351 million) due to investments held by subsidiaries in CCAA protection (note 32), as well as £78 million (2021: £61 million) subject to potential exchange control restrictions.
In 2021, as part of the disposal of the Group’s operations in Iran (note 27(d)), a provision of £24 million against non-current investments held at fair value was charged to net finance costs as recoverability of these funds was not certain. During 2022, £17 million was recovered with some progress on resolving issues over the release of the remaining funds.
Investments held at fair value are predominantly denominated in the functional currencies of subsidiary undertakings with less than
5% in other currencies (2021: less than 4% in other currencies). There is no material difference between the investments held at fair value and their gross contractual values.
The classification of these investments under the IFRS 13 Fair Value Measurement fair value hierarchy is given in note 26. Fair values for quoted investments are based on observable market prices. If there is no active market for a financial asset, the fair value is established by using valuation techniques, including discounted cash flow analyses and share of net assets. The fair value of the 7-year convertible debenture in Charlotte’s Web has been determined using a binomial option pricing model.
Included in the values in the table above are £186 million (2021: £101 million) of level 3 assets. Movements in these assets in 2022 included £133 million (2021: £73 million) of additions, £82 million (2021: £56 million) of disposals and £26 million (£9 million) of net fair value gains.
Below is a reconciliation of the fair value investments cash flows to the cash flow statement – investing activities:

	2022 £m	2021 £m
Cash outflow from investments held at fair value	228	345
Cash outflow from loans and other receivables	29	24
Cash outflows from investments per cash flow statement	257	369
Cash inflow from investments held at fair value	(96)	(98)
Cash inflow from loans and other receivables	(32)	(43)
Cash inflows from investments per cash flow statement	(128)	(141)